                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) April 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On April 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended March 31, 2005, which are attached as Exhibit 20 hereto.

-
Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  May 6, 2005                     By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #82, Series 1998-1
               made available on April 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #82

20.2           Monthly Servicer and Settlement Certificate #57, Series 2000-1
               made available on April 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #57

20.3           Monthly Servicer and Settlement Certificate #21, Series 2003-1
               made available on April 25, 2005

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #21

20.4           Monthly Servicer and Settlement Certificate #10, Series 2004-1
               made available on April 25, 2005

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #10

20.4 (B)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #2

20.5           Dealer Note Master Trust Series Data for the April 25, 2005
               Distribution Date

====================================================================================================================================

                                                          EXHIBIT 20.1

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 82

                                                   DEALER NOTE MASTER TRUST
                                                     CLASS A, DEALER NOTE

                                                  ASSET BACKED CERTIFICATES,
                                                         SERIES 1998-1

Under the Series  1998-1  Supplement  dated as of  July 17, 1998 (the "Supplement") by and  among  Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as  trustee (the  "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated  as  of June 8, 1995 (as  amended and  supplemented, the  "Agreement") by and among
NFC, NFSC,  the  Master  Trust  Trustee  and  The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust  Trustee is
required to  prepare  certain  information each month  regarding  current distributions to certain accounts and payments to Series
1998-1  Certificateholders  as well  as the  performance of the  Master Trust during the previous month.  The information which is required to be prepared  with respect  to the  Distribution  Date of  April 25, 2005, the Transfer Date of April 22, 2005 and with respect  to the  performance  of the  Master Trust during the Due Period ended on March 31, 2005 and the Distribution Period ended
April 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented  based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms  used but not  otherwise defined herein shall  have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                       147,688.00

    3.2 The amount of ITEC Finance Charges for the Due Period                                     3,353,395.58

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period           1,154,102,459.49

    3.4 The total amount of Advance Reimbursements for the Due Period                                     0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period             408,889,901.51

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust            338,970,044.25
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                          913,726.70

    3.8 The average daily Master Trust Seller's Interest during the Due Period                  148,010,000.00

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)                   148,010,000.00

   3.10 The aggregate amount of Collections for the Due Period                                  565,481,987.77

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                     6,891,780.90

   3.12 The aggregate amount of Principal Collections for the Due Period                        558,590,206.87

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                  0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             1,096,472,025.12

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                       149,700,305.36

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the            149,537,974.88
            end of the Due Period
        b.  Description of each Eligible Investment:                                   JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                             2.59%
        d.  The rating of each such Eligible Investment                                               AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                          15,444,356.70

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

        i)      Nalley Motor Trucks
        ii)     Wolfington Body Co.
        iii)    Longhorn Bus Sales
        iv)     Kron Intl. Trucks
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the Due Period       0.05%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
        in Article IV of the Supplement) established on 7/10/03 for the benefit of the              101,861.86
        Master Trust Certificateholders.

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          101,646.51
        b.  Description of each Eligible Investment:                                   JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                             2.59%
        d.  The rating of each such Eligible Investment                                               AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                        100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                     0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                               31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                               31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                                2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                   2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                                0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                 200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                               0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                            1,312,373.88

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                      106,370,067.45

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                                0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                    0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                        1,106,068.71

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                           89,648,692.85

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                            1,141,972.92

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                                    0.00

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                             0.00

   4.17 The Seller's Percentage for the Due Period                                                      15.72%

   4.18 The Excess Seller's Percentage for the Due Period                                                2.66%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                       16,721,374.60

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                              210,767.25

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                           13,891,930.81

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                            2,829,443.79

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                                0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                       37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                                  19.04%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                      84.28%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                               0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                                665,302.46

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                  0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                                518,657.56

   4.31 The Draw Amount as of the Transfer Date                                                           0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                     0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                      0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                              146,644.90

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                        0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                             2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                                0.00
        b.  Description of each Eligible Investment:                                                        NA
        c.  The rate of interest applicable to each such Eligible Investment                           _______%
        d.  The rating of each such Eligible Investment                                                     NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                                0.00
        b.  Description of each Eligible Investment:                                                        NA
        c.  The rate of interest applicable to each such Eligible Investment                          _______%
        d.  The rating of each such Eligible Investment                                                     NA

   4.39 The amount of Excess Interest Collections for the Due Period                                476,670.46

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                                0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                              0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                         0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                             See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                          13,891,930.81

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                                    0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                                  0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                                     0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                          0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                   0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                       EXHIBIT 20.1(A)
                                                       Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.67%
                                             1 Month Past :       3.55%
                                             Current Month :      3.33%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                         Master Trust Seller's Interest :     $ 148,010,000.00

                 Master Trust Minimum Seller's Interest :     $ 148,010,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                         Turnover Ratio :      3.96

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                                 Dealer Note Loss Ratio :      0.00%

====================================================================================================================================

                                                             EXHIBIT 20.2

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 57
                                                      DEALER NOTE MASTER TRUST

                                                             DEALER NOTE
                                                     ASSET BACKED CERTIFICATES,
                                                           SERIES 2000-1

Under the  Series 2000-1  Supplement  dated as of July 28, 2000 (the "Supplement") by and  among  Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as  trustee (the "Master Trust Trustee") to the Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as  amended  and  supplemented, the  "Agreement") by  and among
NFC, NFSC, the  Master  Trust  Trustee  and The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust  Trustee  is
required  to  prepare  certain information each month regarding current distributions to certain accounts and  payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the  previous month.  The  information  which is required to be prepared with respect to the  Distribution  Date of April 25, 2005, the Transfer Date of April 22, 2005  and  with respect to the  performance of the  Master Trust during the Due Period ended on March 31, 2005 and the Distribution Period  ended
April 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such  terms in the Agreement  and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                147,688.00

    3.2 The amount of ITEC Finance Charges for the Due Period                              3,353,395.58

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period    1,154,102,459.49

    3.4 The total amount of Advance Reimbursements for the Due Period                              0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period      408,889,901.51

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust     338,970,044.25
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                   913,726.70

    3.8 The average daily Master Trust Seller's Interest during the Due Period           148,010,000.00

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after
        giving effect to the transactions set forth in Article IV of the Supplement)     148,010,000.00

   3.10 The aggregate amount of Collections for the Due Period                           565,481,987.77

   3.11 The aggregate amount of Finance Charge Collections for the Due Period              6,891,780.90

   3.12 The aggregate amount of Principal Collections for the Due Period                 558,590,206.87

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                           0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period      1,096,472,025.12

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                149,700,305.36

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the     149,537,974.88
            end of the Due Period
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                      2.59%
        d.  The rating of each such Eligible Investment                                        AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                   15,444,356.70

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

        i)      Nalley Motor Trucks
        ii)     Wolfington Body Co.
        iii)    Longhorn Bus Sales
        iv)     Kron Intl. Trucks
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days) as a percentage of the total principal amount outstanding, as of the
        end of the Due Period                                                                     0.05%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                   60,863,631.81

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03
        for the benefit of the Master Trust Certificateholders.                              101,861.86

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                   101,646.51
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                      2.59%
        d.  The rating of each such Eligible Investment                                        AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                   100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                              0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                        19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                        19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                         2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                            2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                         0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                          212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                        0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                     1,312,828.38

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                               106,406,905.36

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                         0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                             0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                 1,172,487.03

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                    95,032,007.18

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                     1,208,636.30

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                             0.00

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                      0.00

   4.17 The Seller's Percentage for the Due Period                                               10.69%

   4.18 The Excess Seller's Percentage for the Due Period                                         2.65%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                11,374,898.18

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                       144,936.25

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                     8,555,115.19

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                     2,819,782.99

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                         0.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                25,440,000.00

   4.25 The Series 2000-1 Allocation Percentage for
        the Due Period                                                                           19.05%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                               89.31%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                        0.00%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                         724,757.79

   4.29 The total amount, if any, to be distributed on the Series
        2000-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                           0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                         569,307.01

   4.31 The Draw Amount as of the Transfer Date                                                    0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                              0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                               0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                       155,450.78

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                 0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                      2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         0.00
        b.  Description of each Eligible Investment:                                                 NA
        c.  The rate of interest applicable to each such Eligible Investment                   _______%
        d.  The rating of each such Eligible Investment                                              NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         0.00
        b.  Description of each Eligible Investment:                                                 NA
        c.  The rate of interest applicable to each such Eligible Investment                   _______%
        d.  The rating of each such Eligible Investment                                              NA

   4.39 The amount of Excess Interest Collections for the Due Period                         483,878.51

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                         0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                       0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                  0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                      See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                    8,555,115.19

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                             0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                           0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                              0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                   0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                          200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                      680,809.24
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                    0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                          534,157.56

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                    0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                        0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                       43,948.55
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                    0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                           35,149.45

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                    0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                        0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                        EXHIBIT 20.2(A)
                                                        Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.67%
                                             1 Month Past :       3.55%
                                             Current Month :      3.33%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                         Master Trust Seller's Interest :     $ 148,010,000.00

                 Master Trust Minimum Seller's Interest :     $ 148,010,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                         Turnover Ratio :       3.96

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                                 Dealer Note Loss Ratio :       0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

                           Used Financed Vehicle Ratio :        5.53%

====================================================================================================================================

                                                           EXHIBIT 20.3

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 21

                                                     DEALER NOTE MASTER TRUST
                                                             DEALER NOTE

                                                     ASSET BACKED CERTIFICATES,
                                                            SERIES 2003-1

Under the Series 2003-1  Supplement  dated as of July 10, 2003 (the "Supplement") by and  among  Navistar  Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust  Trustee") to the Pooling and  Servicing  Agreement  dated  as of June 8, 1995 (as  amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC, the  Master  Trust  Trustee and  The  Chase  Manhattan  Bank, as  1990  Trust  Trustee, the  Master  Trust  Trustee is
required to prepare  certain  information each  month regarding  current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust  during the  previous month.  The  information which is required to be prepared with respect to the  Distribution Date of  April 25, 2005, the  Transfer  Date of April 22, 2005 and with respect to the performance of the  Master  Trust  during the Due Period ended on March 31, 2005 and the Distribution Period ended
April 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such  terms in the  Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                               147,688.00

    3.2 The amount of ITEC Finance Charges for the Due Period                             3,353,395.58

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,154,102,459.49

    3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     408,889,901.51

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    338,970,044.25
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                  913,726.70

    3.8 The average daily Master Trust Seller's Interest during the Due Period          148,010,000.00

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)           148,010,000.00

   3.10 The aggregate amount of Collections for the Due Period                          565,481,987.77

   3.11 The aggregate amount of Finance Charge Collections for the Due Period             6,891,780.90

   3.12 The aggregate amount of Principal Collections for the Due Period                558,590,206.87

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                          0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,096,472,025.12

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                               149,700,305.36

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the    149,537,974.88
             end of the Due Period
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                     2.59%
        d.  The rating of each such Eligible Investment                                       AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                  15,444,356.70

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

        i)      Nalley Motor Trucks
        ii)     Wolfington Body Co.
        iii)    Longhorn Bus Sales
        iv)     Kron Intl. Trucks
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days) as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                0.05%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                  60,863,631.81

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
        7/10/03 for the benefit of the Master Trust Certificateholders.                     101,861.86

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                  101,646.51
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                     2.59%
        d.  The rating of each such Eligible Investment                                       AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                  100,000.00

    4.0 Series 2003-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                             0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                       19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                       19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                           2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                        0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                         212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                       0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                    1,312,828.38

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                              106,406,905.36

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                        0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                            0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                1,172,487.03

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                   95,032,007.18

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                    1,208,634.08

   4.15 The amount of Series 2003-1 Shared Principal
        Collections for the Due Period                                                            0.00

   4.16 The aggregate amount of the Series 2003-1 Principal
        Shortfall, if any, for the Due Period                                                     0.00

   4.17 The Seller's Percentage for the Due Period                                              10.69%

   4.18 The Excess Seller's Percentage for the Due Period                                        2.65%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                               11,374,898.18

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                      144,936.25

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                    8,555,115.19

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                    2,819,782.99

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                        0.00

   4.24 The Minimum Series 2003-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                               25,440,000.00

   4.25 The Series 2003-1 Allocation Percentage for
        the Due Period                                                                          19.05%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                              89.31%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                       0.00%

   4.28 The total amount to be distributed on the Series
        2003-1 Certificates on the Distribution Date                                        740,085.57

   4.29 The total amount, if any, to be distributed on the Series
        2003-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                          0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2003-1 Certificates on the Distribution
        Date allocable to interest on the Series 2003-1
        Certificates                                                                        584,634.79

   4.31 The Draw Amount as of the Transfer Date                                                   0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                             0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                              0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                      155,450.78

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                     2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                        0.00
        b.  Description of each Eligible Investment:                                                NA
        c.  The rate of interest applicable to each such Eligible Investment                  _______%
        d.  The rating of each such Eligible Investment                                             NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                        0.00
        b.  Description of each Eligible Investment:                                                NA
        c.  The rate of interest applicable to each such Eligible Investment                  _______%
        d.  The rating of each such Eligible Investment                                             NA

   4.39 The amount of Excess Interest Collections for the Due Period                        468,548.51

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                        0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                      0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                 0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                     See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                   8,555,115.19

   4.45 The amount of Series 2003-1 Shared Seller's Principal
        Collections for the Due Period                                                            0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                          0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2003-1 for the Due Period                                             0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                  0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                         200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                     689,420.35
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                   0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                         542,768.67

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                   0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                       0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                          12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                      50,665.22
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                   0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                          41,866.12

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                   0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                    EXHIBIT 20.3(A)
                                                    Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.67%
                                              1 Month Past :      3.55%
                                             Current Month :      3.33%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                         Master Trust Seller's Interest :     $ 148,010,000.00

                 Master Trust Minimum Seller's Interest :     $ 148,010,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                        Turnover Ratio :      3.96

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                                Dealer Note Loss Ratio :      0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

                           Used Financed Vehicle Ratio :      5.53%

====================================================================================================================================

                                                             EXHIBIT 20.4

                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 10
                                                       DEALER NOTE MASTER TRUST

                                                               DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                              SERIES 2004-1

Under the  Series 2004-1  Supplement  dated as of June 10, 2004 (the "Supplement") by  and among  Navistar Financial  Corporation,
("NFC"), Navistar  Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust  Trustee") to the  Pooling  and  Servicing  Agreement dated as of June 8, 1995 (as  amended  and  supplemented, the  "Agreement") by  and  among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is  required to prepare certain information each month regarding current  distributions to  certain  accounts and payments  to the Series  2004-1  Certificateholders as well  as  the  performance of the Master Trust during the previous month.  The information which is  required to be prepared with respect to the Distribution
Date of April 25, 2005, the Transfer Date of April 22, 2005 and with respect to the performance of the Master Trust during the Due
Period ended on March 31, 2005 and the Distribution Period ended April 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master  Trust as a whole.  Capitalized  terms used but  not  otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if Due,Periodhe                                                 147,688.00

     3.2 The amount of ITEC Finance Charges for the Due Period                                    3,353,395.58

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period          1,154,102,459.49

     3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            408,889,901.51

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           338,970,044.25
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                         913,726.70

     3.8 The average daily Master Trust Seller's Interest during the Due Period                 148,010,000.00

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)                  148,010,000.00

    3.10 The aggregate amount of Collections for the Due Period                                 565,481,987.77

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                    6,891,780.90

    3.12 The aggregate amount of Principal Collections for the Due Period                       558,590,206.87

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                 0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            1,096,472,025.12

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                      149,700,305.36

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the           149,537,974.88
              end of the Due Period
         b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                            2.59%
         d.  The rating of each such Eligible Investment                                              AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                         15,444,356.70

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

         i)      Nalley Motor Trucks
         ii)     Wolfington Body Co.
         iii)    Longhorn Bus Sales
         iv)     Kron Intl. Trucks
         v)      Lee Smith Inc.

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days) as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                                       0.05%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                         60,863,631.81

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect
         to the transactions set forth in Article IV of the Supplement)                             101,861.86

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                         101,646.51
         b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                            2.59%
         d.  The rating of each such Eligible Investment                                              AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                         100,000.00

     4.0 Series 2004-1 Information.

     4.1 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                424,000,000.00

     4.2 The Adjusted Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                462,160,000.00

     4.3 The amount of Seller's Invested Amount
          for the Due Period                                                                   $148,010,000.00

     4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
          for the Due Period                                                                              0.00

     4.5 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                           2,625,656.77

     4.6 The amount of Series Allocable Principal Collections
         for the Due Period                                                                     212,813,811.28

     4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
         the Due Period                                                                                   0.00

     4.8 The amount of Noteholder Available Interest Amounts
         for the Due Period                                                                       2,344,974.06

     4.9 The amount of Noteholder Available Principal Amounts for
         the Due Period                                                                         190,080,535.24

    4.10 The aggregate amount of the Principal
         Shortfall, if any, for the Due Period                                                            0.00

    4.11 The aggregate amount of Seller Interest Amounts
         for the Due Period                                                                         280,682.71

    4.12 The aggregate amount of Seller's Principal Amounts
         for the Due Period                                                                      22,749,796.43

    4.13 The Reassignment Amount as of the Transfer Date                                        424,000,000.00

    4.14 The Minimum Series Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                      50,880,000.00

    4.15 The Minimum Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                               0.00

    4.16 The Minimum Series Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                      50,880,000.00

    4.17 The Series Allocation Percentage with respect to Series 2004-1 for
         the Due Period                                                                                 38.10%

    4.18 The Noteholder Floating Allocation Percentage for the
         Due Period                                                                                     89.31%

    4.19 The Noteholder Principal Allocation Percentage, if applicable,
         for the Due Period                                                                             89.32%

    4.20 The total amount to be distributed on the Series
         2004-1 Certificates on the Distribution Date                                             1,418,860.00

    4.21 The total amount, if any, to be distributed on the Series
         2004-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                 0.00

    4.22 The total amount, if any, to be distributed on
         the Series 2004-1 Certificates on the Distribution
         Date allocable to interest on the Series 2004-1
         Certificates                                                                             1,107,958.45

    4.23 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                             310,901.55

    4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
         for the Due Period                                                                          68,189.83

    4.25 The amount of Excess Interest Collections for the Due Period                               994,303.90

    4.26 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                             0.00

    4.27 The amount of Noteholder Available Principal Amounts treated
         as Shared Principal Collections and allocated to other Series for the Due Period                 0.00

    4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
         for the Due Period                                                                               0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                        NOTE STATEMENT

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 10
                                        NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                     SERIES 2004-1 NOTES

Under the Series  2004-1  Indenture  Supplement  dated as of June 10, 2004 (the "Indenture Supplement") by  and among the  Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment  Date of April 25, 2005,  the Transfer Date of April 22, 2005 and with respect to the performance of the Master Owner Trust during the Due Period ended on March 31, 2005 and the Distribution Period ended on April 25, 2005 is set forth below.  Certain of the  information is  presented  on the basis  of an original  principal  amount of
$1,000 per Note.  Certain  other  information is  presented  based on the  aggregate amounts for the Master Owner Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                              212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                                    0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement and
       to payments made on the Payment Date).                                                       231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
       and to payments made on the Payment Date).                                                    19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date            19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                               0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                           0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                    1,172,487.03

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                                  95,040,267.62

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period               0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                        1,208,638.09

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                      95,040,267.62

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                            0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                        25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                             0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                                     0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                                212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                        25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                               0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                                    0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                             50.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                                50.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date                    737,543.42

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                                     0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
       to interest on the Series 2004-1 Notes                                                           563,485.89

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                       174,057.53

5.24.1 Series 2004-1 Investment Income                                                                   32,038.77

5.24.2 Series 2004-1 Principal Funding Account investment income                                              0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                                 0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                               0.00

5.24.5 Series 2004-1 Spread Account investment income                                                     4,112.29

  5.25 Series Excess Available Interest Amounts for the Due Period                                      471,094.68

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                        0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series                               0.00
       of Investor Certificates

  5.28 Excess Available Principal Collections allocated from other series of Notes to
       Series 2004-1 for the Due Period                                                                       0.00

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
       Certificate for the Due Period                                                                         0.00

  5.30 Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                                     0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                                   12.01%

  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                         0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                                    0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                           See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                                      2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment Date                  2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                                0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                                0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                                           0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                                0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                         200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                         200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date                          525,546.44

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
       allocable to the Class A Outstanding Principal Amount                                                  0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                                          525,546.44

   7.6 Class A Monthly Interest for the Interest Period                                                 525,546.44

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
       to the transactions made on such Payment Date                                                 12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                          12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date                           37,939.45

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                             0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                                           37,939.45

   8.6 Class B Monthly Interest for the Interest Period                                                  37,939.45

------------------------------------------------------------------------------------------------------------------------------------

                                                EXHIBIT 20.4(A)
                                              Series 2004-1 Notes

5.34      The percentages and all other information  calculated  pursuant to the Definition at  Early  Redemption  Events as  specified in Section 1.01 of The  Series 2004-1
          Indenture Supplement

              "Early  Redemption  Events" means, with  respect  to the Series 2004-1  Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
          Servicing Agreement, as supplemented by the  Series  Supplement, plus  each of the following:

(A)      failure on  the  part  of  the  Seller (i) to  make  any payment,  distribution or deposit  required  under the  Pooling  and Servicing  Agreement or the Series
              Supplement within five  Business Days  after the Due Date or (ii) to  observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1        __No__
              Noteholders  and  which  continues  unremedied  for a period of 60 days after written  notice of  such failure  shall  have been given to the Seller by the
              Indenture Trustee or  to the Seller  and the  Indenture Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any representation or  warranty  made  by  the  Seller  pursuant  to  the  Pooling and Servicing  Agreement  or  any  information  contained in the  schedule of
              Dealer Notes delivered thereunder or the  Series  Supplement  shall  prove to have been  incorrect  in  any  material respect  when made or when delivered, which  representation, warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation,  warranty  or  schedule  to be incorrect,  continues  to be  incorrect  or  uncured  in any material respect
              for a period of 60 days after written notice of such incorrectness shall                __No__
              have  been  given to the Seller by the Indenture Trustee or to the Seller and
              the  Indenture  Trustee  by  any  Holder of the  Series 2004-1 Notes and as a
              result of which the interests of the Series 2004-1 Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
              Event  shall  not  be  deemed to  occur  if  the  Seller has  repurchased the related Dealer Notes or all  such Dealer  Notes, if  applicable, during  such period  in  accordance  with  the  provisions  of  the  Pooling and Servicing
              Agreement;

(C)      any of  the  Seller,  ITEC,  NIC or  NFC  shall  file  a  petition  commencing  a voluntary case under any chapter of the federal bankruptcy laws; or the Seller or NFC shall  file  a petition  or answer or  consent  seeking reorganization, arrangement,  adjustment or  composition under any  other  similar  applicable federal  law, or  shall consent to  the filing of any such petition, answer or consent;  or  the  Seller, ITEC,  NIC  or  NFC  shall  appoint, or  consent to
              the  appointment  of a  custodian,  receiver,  liquidator,  trustee,  assignee,          __No__
              sequestrator  or  other  similar  official  in  bankruptcy or insolvency of it or  of  any  substantial  part  of  its property; or  the  Seller,  ITEC,  NIC or  NFC  shall  make  an  assignment  for the  benefit of  creditors, or shall admit in  writing its inability to pay its debts generally as they become due;

(D)      any order  for  relief  against  any  of  the  Seller,  ITEC,  NIC  or  NFC  shall have  been  entered  by  a court  having  jurisdiction  in the premises under any chapter of the  federal  bankruptcy  laws,  and  such  order  shall  have continued  undischarged  or  unstayed  for a  period of 120 days; or a decree or order by a court  having  jurisdiction  in  the  premises  shall have been entered  approving  as  properly  filed  a petition  seeking  reorganization, arrangement,  adjustment, or  composition of the  Seller,  ITEC,  NIC or  NFC under any  other  similar  applicable  federal  law, and such decree or order
              shall  have  continued  undischarged  or  unstayed  for a p eriod of 120 days;          __No__
              or a  decree  or order of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator  or other  similar  official  in bankruptcy or insolvency of the
              Seller,  ITEC,  NIC or  NFC of  any  substantial  part of  their property, or for the  winding up or liquidation of their affairs, shall have been entered, and such  decree  or  order shall  have  remained  in  force  undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the provisions of the Pooling  and               __No__
              Servicing Agreement;

(F)      on any Transfer  Date,  after  giving  effect to  allocations  to be made on that
               Transfer Date (including payments to be made on the related  Payment Date), the Series  2004-1  Target  Overcollateralization Amount exceeds the Series
               2004-1  Overcollateralization  Amount  by  more  than  the  Series  2004-1
               Overcollateralization  Amount  Shortfall  Trigger;  provided,  however,
               that  if  such  shortfall  was  caused  by  an  Excess  Cash  Collateral               __No__
               Event,  the  Seller  shall  have a  six  month period during which an Early
               Redemption Event shall not occur  if the  foregoing condition is satisfied by  calculating  the  Series  2004-1  Nominal  Liquidation  Amount  after subtracting the  amount  on deposit in the Series 2004-1 Principal Funding
               Account in respect of the Series 2004-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i) which  would have a material
              adverse effect on the  Series  2004-1  Noteholders  and (ii) for which the              __No__
              Servicer has received a notice of termination;

(H)      on any  Determination  Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to  used vehicles exceeds 25% of the aggregate principal balance of
              Dealer Notes held by the Master Trust on that last day; Aggregate  Principal
              Dealer Note Balance which was advanced against  Financed  Vehicles which are
              Used Vehicles exceeds 25% of the Aggregate Principal  Balance of all Dealer
              Notes?
                                                                                                     __No__
               Used Financed Vehicle Ratio: 5.53%

(I)      on any  Determination  Date, the  quotient of (i)  the  product of (a) the sum of  Dealer  Note Collections for each of the related Due Period and the two immediately  preceding  Due Periods and (b) four, divided by (ii) the daily average  principal  amount  of Dealer  Notes  outstanding  during  such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                     __No__
                           Turnover Ratio:  3.96

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the
             Expected Principal Payment Date;                                                        __No__

(K)      the Issuer becomes an "investment company" within the meaning of the
             Investment Company Act of 1940, as amended, and is not exempt from                      __No__
             compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                                  __No__

(M)      the delivery by the  Seller to the  Master  Trust  Trustee of a notice stating
             that the Seller shall no longer continue to sell Dealer Notes to the Master             __No__
             Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three  consecutive  Determination  Dates;
             Average Coverage Differential shall be equal to or less than  negative
             Two percent (-2.00%) on each of three consecutive Determination                         __No__
             Dates?

                          2 Months Past:             3.67%
                           1 Month Past:             3.55%
                          Current Month:             3.33%

(O)      on any  Determination  Date, the  quotient  of (i) the  sum  of  Dealer  Note
             Losses for each of the related Due Period and the five immediately  preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due  Period  and the  five  immediately  preceding  Due  Periods, is  greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                           __No__

(P)      at the end  of  any Due  Period, the  Seller's  Invested Amount is  reduced to an amount less than the  Minimum  Seller's  Invested  Amount  and the  Seller
             has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
             Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
             the end of such Due Period; provided, however, that if such deficiency was              __No__
             caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
             Liquidation Amount after subtracting the amount on deposit in the Series
             2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q)      failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
             date occurring five Business Days after the date such deposit is required               __No__
             by the Interest Deposit Agreement to be made

                 In the case of any event described in clauses (A), (B) or (G) above, an
             Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding
             Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding
             Principal Amount by written notice to the Seller, the Servicer, the Master Trust
             Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
             In the case of any Early Redemption Event that is also an Early Amortization
             Event as described in the Series Supplement or any event other than clauses (A),
             (B) or (G) described above, an Early Redemption Event with respect to the
             Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders
             immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                      NOTE STATEMENT

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 2
                                     NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                    SERIES 2005-1 NOTES

Under the Series 2005-1 Indenture  Supplement dated as of  February 28, 2005 (the "Indenture  Supplement") by and
among the Navistar Financial  Dealer  Note  Master  Owner Trust (the "Master Owner Trust") and  The  Bank of  New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series  2005-1 Notes as well as the performance of the Master  Owner  Trust  during the  previous  month.  The  information  which is  required to be
prepared  with  respect  to  the  Payment   Date  of  April 25, 2005,  the  Transfer  Date  of  April  22, 2005
and  with  respect  to  the  performance  of  the  Master  Owner  Trust  during  the  Due  Period  ended  on
March 31, 2005  and  the  Distribution  Period  ended  on  April 25, 2005  is  set  forth  below.
Certain  of  the  information  is presented  on  the  basis of an  original  principal amount of $1,000 per Note.
Certain  other  information  is presented  based on the  aggregate amounts for the Master Owner Trust as a whole.
Capitalized  terms  used  but  not otherwise defined herein shall have the meanings assigned to such terms in the
Indenture Supplement.

        5 Series 2005-1 Notes Information

      5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
          2005-1Indenture Supplement and to payments made on the Payment Date).       212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                   0.00

      5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
          Indenture Supplement and to payments made on the Payment Date).             231,080,000.00

      5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
          2005-1 Indenture Supplement and to payments made on the Payment Date).       19,080,000.00

          Series 2005-1 Target Overcollateralization Amount, if any, as of the
          Transfer Date                                                                19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date              0.00

      5.4 Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period          0.00

      5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                   1,172,487.03

      5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                 95,040,267.62

      5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries)
          for the Due Period                                                                    0.00

      5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period       1,208,763.13

      5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period     95,040,267.62

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period           0.00

     5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period       25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period            0.00

     5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
          for the Due Period                                                                    0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                               212,000,000.00

     5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date       25,440,000.00

     5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period              0.00

     5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                   0.00

     5.18 Series Variable Allocation Percentage for the Due Period                            50.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                               50.00%

     5.20 Total amount to be distributed on the Series 2005-1 Notes on the
          Payment Date                                                                    718,530.09

     5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on
          the Payment Date allocable to the Outstanding Principal Amount                        0.00

     5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment
          Date allocable to interest on the Series 2005-1 Notes                           544,472.56

     5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                      174,057.53

   5.24.1 Series 2005-1 Investment Income                                                  32,038.77

   5.24.2 Series 2005-1 Principal Funding Account investment income                             0.00

   5.24.3 Series 2005-1 Negative Carry Account investment income                                0.00

   5.24.4 Series 2005-1 Interest Funding Account investment income                              0.00

   5.24.5 Series 2005-1 Spread Account investment income                                    4,237.33

     5.25 Series Excess Available Interest Amounts for the Due Period                     490,233.05

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                       0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series              0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of
          Notes to Series 2005-1 for the Due Period                                             0.00

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
          Certificate for the Due Period                                                        0.00

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                    0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                  12.01%

     5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                        0.00

     5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                   0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                          See Exhibit "A"

        6 Account Information

      6.1 Series 2005-1 Spread Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date       2,650,000.00

          Series 2005-1 Spread Account Required Amount, if any, as of the Payment
          Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                  2,650,000.00

      6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date               0.00

      6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date               0.00

          Series 2005-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                          0.00

      6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date               0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                        200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                        200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date         510,046.44

      7.4 Total amount, if any, to be distributed on the Class A Notes on the
          Payment Date allocable to the Class A Outstanding Principal Amount                    0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                         510,046.44

      7.6 Class A Monthly Interest for the Interest Period                                510,046.44

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                         12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                         12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date          34,426.12

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                            0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                          34,426.12

      8.6 Class B Monthly Interest for the Interest Period                                 34,426.12

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                                        EXHIBIT 20.4(B)

                                      Series 2005-1 Notes

5.34      The percentages and all other information  calculated  pursuant to  the Definition at Early  Redemption  Events as  specified  in  Section 1.01 of The Series 2005-1
          Indenture Supplement

               "Early  Redemption  Events" means, with  respect to the  Series 2005-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
          Servicing  Agreement, as  supplemented by the  Series Supplement, plus each of the following:

(A)      failure  on the  part  of  the  Seller (i) to  make  any  payment, distribution or deposit required under the Pooling and  Servicing  Agreement  or  the  Series
              Supplement within five Business Days  after the Due Date or (ii)  to  observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2005-1        __No__
              Noteholders  and  which  continues  unremedied for a  period  of 60 days after written notice of such failure  shall  have been  given to the  Seller  by the
              Indenture Trustee or to the  Seller and the  Indenture  Trustee  by any Holder
              of the Series 2005-1 Notes;

(B)      any representation  or  warranty  made  by the  Seller  pursuant  to the Pooling and Servicing  Agreement or  any  information  contained in the schedule of
              Dealer Notes  delivered  thereunder or the Series Supplement shall prove to have been incorrect in any material respect then  made  or when  delivered, which  representation,  warranty  or  schedule,  or  the  circumstances  or condition  that  caused  such  representation,  warranty or  schedule to be incorrect, continues to be incorrect or  uncured in  any  material  respect
              for a period of 60 days  after  written  notice of such incorrectness shall            __No__
              have been given to the Seller by the Indenture Trustee or to the Seller and
              the Indenture  Trustee by any  Holder of the Series  2005-1 Notes  and as a
              result of which the interests of the Series 2005-1 Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
              Event  shall  not  be  deemed  to  occur  if the Seller has repurchased the related Dealer  Notes or  all such Dealer Notes, if applicable, during such period in  accordance  with  the  provisions of the  Pooling  and Servicing
              Agreement;

(C)      any  of  the  Seller, ITEC, NIC or NFC  shall  file  a  petition  commencing a voluntary  case  under any  chapter of  the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement,  adjustment  or  composition  under any other similar applicable federal law, or shall consent to the  filing  of any such petition, answer or consent; or  the  Seller,  ITEC,  NIC or  NFC  shall appoint, or  consent  to
              the  appointment  of a  custodian,  receiver,  liquidator, trustee,  assignee,        __No__
              sequestrator or other similar official in bankruptcy or  insolvency  of  it or  of  any  substantial  part of  its  property; or  the  Seller,  ITEC, NIC or  NFC  shall  make an  assignment for the  benefit of  creditors, or  shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order for  relief  against  any  of  the  Seller, ITEC, NIC or  NFC shall have been  entered by a court  having jurisdiction in the premises under any chapter of the  federal  bankruptcy laws, and such order shall  have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the  premises shall have been entered approving  as properly  filed a petition seeking reorganization, arrangement, adjustment, or  composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
              shall have continued undischarged or unstayed for a  period of 120 days;              __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of a  custodian,  receiver,  liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any  substantial part of their  property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order  shall have  remained in  force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the provisions  of the Pooling and            __No__
              Servicing Agreement;

(F)      on any Transfer Date, after giving  effect to  allocations to be  made on that
              Transfer Date (including payments to be made on the related Payment Date), the  Series  2005-1  Target  Overcollateralization  Amount  exceeds  the
              Series   2005-1   Overcollateralization   Amount  by   more  than   the
              Series 2005-1  Overcollateralization  Amount  Shortfall Trigger; provided,
              however, that if such shortfall was caused by an  Excess Cash  Collateral            __No__
              Event, the Seller shall have a  six month  period  during which  an Early
              Redemption Event shall not occur if the foregoing condition is satisfied by  calculating  the  Series  2005-1  Nominal  Liquidation  Amount after subtracting the amount on deposit in the Series 2005-1 Principal Funding
              Account in respect of the Series 2005-1 Notes;

(G)      any Servicer Termination Event shall occur (i) which would have a material
              adverse effect on the Series 2005-1 Noteholders and (ii) for which the              __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last day of the preceding Due  Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer   Notes   held  by  the  Master   Trust  on  that  last  day;
              Aggregate  Principal  Dealer  Note  Balance  which  was  advanced  against
              Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                    __No__

               Used Financed Vehicle Ratio: 5.53%

(I)      on any  Determination  Date, the  quotient of (i) the  product of (a) the  sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of  Dealer  Notes  outstanding  during  such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                  __No__
                           Turnover Ratio:  3.96

(J)      the Series 2005-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                    __No__

(K)      the Issuer  becomes an "investment company"  within the  meaning of the
              Investment Company Act of 1940, as amended, and is not exempt from                  __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery by the Seller  to the  Master  Trust  Trustee  of a notice stating
             that the Seller shall no longer continue to sell Dealer Notes to the Master          __No__
             Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three  consecutive  Determination Dates;
             Average Coverage Differential shall be equal to or less than negative
             Two percent (-2.00%) on each of three consecutive Determination                      __No__
             Dates?

                           2 Months Past:             3.67%
                            1 Month Past:             3.55%
                           Current Month:             3.33%

(O)      on any Determination  Date, the   quotient  of (i)  the  sum  of  Dealer  Note
             Losses for each of  th  related Due Period and the five immediately preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due  Period  and the  five  immediately  preceding  Due  Periods, is  greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                        __No__

(P)      at the  end  of  any  Due  Period, the  Seller's  Invested  Amount is reduced to an amount less than  the Minimum Seller's  Invested  Amount  and  the  Seller
            has failed to assign additional Dealer Notes to the Master Trust  or  deposit cash into  the Excess Funding Account, the  Series 2005-1  Principal  Funding
            Account or any  other principal funding  account with  respect to  any  other series in the amount of such deficiency  within  ten Business Days  following
            the end of such Due  Period; provided, however, that  if  such  deficiency was        __No__
            caused by an Excess Cash  Collateral  Event, the  Seller  shall  have  a six month  period  during  which an  Early  Redemption  Event shall not  occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal
            Liquidation Amount after  subtracting the amount on  deposit  in  the  Series
            2005-1 Principal Funding Account in respect of the  Series  2005-1 Notes; and

(Q)     failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before  the
            date occurring five Business Days after the date such deposit is required             __No__
            by the Interest Deposit Agreement to be made

                 In the case of any event described in clauses (A), (B) or (G) above, an Early
            Redemption  Event  with  respect  to Series 2005-1  Notes  shall  be deemed to have occurred  only  if, after  the applicable  grace period described in those clauses,
            if  any,  either  the  Indenture  Trustee or   Series  2005-1  Noteholders  holding
            Series  2005-1  Notes evidencing  more  than  50% of the  Series 2005-1 Outstanding
            Principal  Amount by written  notice to the  Seller, the Servicer, the Master Trust
            Trustee and, if given by  Series 2005-1 Noteholders, the Indenture Trustee, declare that  an  Early  Redemption  Event  has  occurred  as  of the  date of that notice.
            In  the  case of any Early  Redemption  Event  that is  also  an Early Amortization
            Event as described in the Series Supplement or any  event other  than  clauses (A),
            (B) or (G)  described  above, an  Early  Redemption  Event  with  respect  to  the
            Series  2005-1 Notes  shall be  deemed to have occurred without any notice or other action  on the  part  of the Indenture  Trustee or the  Series  2005-1  Noteholders
            immediately  upon  the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                                 EXHIBIT 20.5

                                                 Navistar Financial Dealer Note Master Trust
                                                                  Series Data
                                                   for the April 25, 2005 Distribution Date

                                                                         Series
                                                       1998-1            2000-1             2003-1            2004-1

 1. Aggregate amount of Collections                  107,682,441.34    107,719,733.74     107,719,733.74    215,439,468.05
    Aggregate amount of Interest Collections           1,312,373.88      1,312,828.38       1,312,828.38      2,625,656.77
    Aggregate amount of Principal Collections        106,370,067.45    106,406,905.36     106,406,905.36    212,813,811.28
    Allocation From / (To) Other Series                        0.00              0.00               0.00              0.00

 2. Series Allocation Percentage                        19.0425944%       19.0491892%        19.0491892%       38.0983785%
    Floating Allocation Percentage                           84.28%            89.31%             89.31%            89.31%
    Principal Allocation Percentage *                         0.00%             0.00%              0.00%            89.32%

 3. Total amount Distributed                             518,657.56        569,307.01         584,634.79      1,107,958.45

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                           0.00              0.00               0.00              0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates               518,657.56        569,307.01         584,634.79      1,107,958.45

 6. Gross Dealer Note Losses                                   0.00              0.00               0.00              0.00

 7. Recoveries on Dealer Note Losses                           0.00              0.00               0.00              0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries) 0.00              0.00               0.00              0.00
    - Investor portion of Dealer Note Losses/(Recoveries)      0.00              0.00               0.00              0.00
    - Seller portion of Dealer Note Losses/(Recoveries)        0.00              0.00               0.00              0.00

 9. Draw Amount                                                0.00              0.00               0.00              0.00

10. Investor Charge Offs                                       0.00              0.00               0.00              0.00

11. Reimbursement of Investor Charge Offs                      0.00              0.00               0.00              0.00

12. Monthly Servicing Fee
    -   Series Allocation - Servicing Fee                173,997.27        174,057.53         174,057.53        348,115.05
    -   Investor Servicing Fee                           146,644.90        155,450.78         155,450.78        310,901.55
    -   Seller Servicing Fee                              27,352.37         18,606.75          18,606.75         37,213.50

13. Controlled Amortization Amount                             0.00              0.00               0.00              0.00

14. Invested Amount prior to Distribution Date       200,000,000.00    212,000,000.00     212,000,000.00    424,000,000.00
    Invested Amount after Distribution Date          200,000,000.00    212,000,000.00     212,000,000.00    424,000,000.00

15. Invested Amount                                  200,000,000.00    212,000,000.00     212,000,000.00    424,000,000.00
    Available Subordinated Amount/
          Overcollateralization Amount                31,000,000.00     19,080,000.00      19,080,000.00     38,160,000.00
    Negative Carry Subordinated Amount                           NA                NA                 NA                NA
    Other                                                         0                 0                  0                 0
    Adjusted Invested Amount                         231,000,000.00    231,080,000.00     231,080,000.00    462,160,000.00

    Required Excess Seller's Interest **               6,000,000.00      6,360,000.00       6,360,000.00     12,720,000.00

16. Beginning Spread Account Balance                   2,500,000.00      2,650,000.00       2,650,000.00      5,300,000.00
        Withdrawals from Spread Account (-) Interest      (3,876.53)        (4,110.50)         (4,108.28)        (8,349.62)
        Deposits to Spread Account    (+) Interest         3,876.53          4,110.50           4,108.28          8,349.62
    Spread Account balance as of the close of
    business on the Distribution date                  2,500,000.00      2,650,000.00       2,650,000.00      5,300,000.00

17. Series Principal Account Balance as of
           the end of Due Period                               0.00              0.00               0.00              0.00

18. Delinquency on Serviced Portfolio
                               30 - 59 Days
                               60 - 89 Days
                                  90+  Days

19. Master Trust Receivables Balance

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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                                                               EXHIBIT 20.5 (Cont'd)

                                                 Navistar Financial Dealer Note Master Trust
                                                                  Series Data
                                                   for the April 25, 2005 Distribution Date

                                                      2000-VFC-KHFC   2000-VFC-Liberty        Total
                                                                       Street Funding
 1. Aggregate amount of Collections                     13,460,305.17     13,460,305.17    565,481,987.20
    Aggregate amount of Interest Collections               164,046.74        164,046.74      6,891,780.89
    Aggregate amount of Principal Collections           13,296,258.43     13,296,258.43    558,590,206.31
    Allocation From / (To) Other Series                          0.00              0.00              0.00

 2. Series Allocation Percentage                           2.3803243%        2.3803243%         100.0000%
    Floating Allocation Percentage                             84.28%            84.28%        N/A
    Principal Allocation Percentage *                           0.00%             0.00%        N/A

 3. Total amount Distributed                                57,998.27         57,871.36      2,896,427.44

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                             0.00              0.00              0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                  57,998.27         57,871.36      2,896,427.44

 6. Gross Dealer Note Losses                                     0.00              0.00              0.00

 7. Recoveries on Dealer Note Losses                             0.00              0.00              0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries)   0.00              0.00              0.00
    - Investor portion of Dealer Note Losses/(Recoveries)        0.00              0.00              0.00
    - Seller portion of Dealer Note Losses/(Recoveries)          0.00              0.00              0.00

 9. Draw Amount                                                  0.00              0.00              0.00

10. Investor Charge Offs                                         0.00              0.00              0.00

11. Reimbursement of Investor Charge Offs                        0.00              0.00              0.00

12. Monthly Servicing Fee
    -  Series Allocation  -  Servicing Fee                  21,749.66         21,749.66        913,726.70
    -  Investor Servicing Fee                               18,330.61         18,330.61        805,109.24
    -  Seller Servicing Fee                                  3,419.05          3,419.05        108,617.46

13. Controlled Amortization Amount                               0.00              0.00              0.00

14. Invested Amount prior to Distribution Date          25,000,000.00     25,000,000.00  1,098,000,000.00
    Invested Amount after Distribution Date             25,000,000.00     25,000,000.00  1,098,000,000.00

15. Invested Amount                                     25,000,000.00     25,000,000.00  1,098,000,000.00
    Available Subordinated Amount/
           Overcollateralization Amount                  3,875,000.00      3,875,000.00    115,070,000.00
    Negative Carry Subordinated Amount                             NA                NA              0.00
    Other                                                           0                 0              0.00
    Adjusted Invested Amount                            28,875,000.00     28,875,000.00  1,213,070,000.00

    Required Excess Seller's Interest **                   750,000.00        750,000.00     32,940,000.00

16. Beginning Spread Account Balance                       312,500.00        312,500.00     13,725,000.00
        Withdrawals from Spread Account (-) Interest          (487.89)          (487.89)       (21,420.70)
        Deposits to Spread Account  (+) Interest               487.89            487.89         21,420.70
    Spread Account balance as of the close of
    business on the Distribution date                      312,500.00        312,500.00     13,725,000.00

17. Series Principal Account Balance as of
         the end of Due Period                                   0.00              0.00              0.00

18. Delinquency on Serviced Portfolio
                                 30 - 59 Days                                                      0.005%
                                 60 - 89 Days                                                      0.014%
                                    90+  Days                                                      0.032%

19. Master Trust Receivables Balance                                                    $1,096,472,025.12

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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